
                                                                   EXHIBIT 21.0

                      LIST OF SUBSIDIARIES OF THE COMPANY

  The following lists the subsidiaries of United States Filter Corporation as of March 31, 1998. The subsidiaries listed are all wholly owned, either directly or indirectly.

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                                                             STATE (COUNTRY)
                               NAME                          OF INCORPORATION
                               ----                          ----------------
       1258010 Ontario Inc.                                  Canada
       ARI Chemicals India Private Limited                   India
       Abrasive Products, Inc.                               Indiana
       Adaline Water Systems, Inc.                           Texas
       Advanced Microtherm, Inc.                             California
       Akvapur                                               Sweden
       Alfred Gutmann Gesellschaft fur Maschinenbau hbH      Germany
       American Water Systems, Inc.                          Nebraska
       Arrowhaas Mexico, S.A. de C.V.                        Mexico
       Asdor, Inc.                                           Delaware
       Ashland Municipal Supplies Co.                        Ohio
       Astre S.A.                                            France
       Autocon Industries, Inc.                              Minnesota
       BCT Spares Ltd.                                       UK
       BS Smogless S.A.                                      Italy
       Bayard S.C.I.                                         France
       Bayard, S.A.                                          France
       Bekox S.A.                                            Spain
       Best Water Treatment Company, Inc.                    Illinois
       Bio Con. S.p.A.                                       Italy
       BioKinetics, Inc.                                     Delaware
       Blastrac Europe Ltd.                                  UK
       Buckeye Water Conditioning, Inc.                      Ohio
       CIDA HIDROQUIMICA S.A.                                Spain
       CJT Enterprises, Inc.                                 Missouri
       CM Services, Inc.                                     Kentucky
       California Farms, L.P.                                Delaware
       Chester Engineers of Michigan, Inc., The              Pennsylvania
       Chester Engineers, Inc.                               Pennsylvania
       Chester Environmental Ohio, Inc.                      Pennsylvania
       Chester Environmental, Ltd.                           British Columbia
       Continental Trade Corporation                         Texas
       Continental Water Conditioning of Jacksonville, Inc.  Florida
       Cord Chemcial Co Ltd                                  UK
       Cove Water, Inc.                                      California
       Coyanosa Operations Company, Inc.                     Texas
       D.S.K. Enterprises, Inc.                              California
       Darchet (M) Sdn Bhd                                   Malaysia
       Darchet Industrial Water (M) Sdn Bhd                  Malaysia
       Darchet Industrial Water (Penang) Sdn Bhd             Malaysia
       Darchet Industrial Water Pte. Ltd.                    Singapore
       Diversified Water Systems, Inc.                       Delaware

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
                                                              STATE (COUNTRY)
                               NAME                           OF INCORPORATION
                               ----                           ----------------
       Douglas L. Windover, Inc.                               New York
       EBE Netherland B.V.                                     Netherlands
       ETI S.r.l.                                              Italy
       Ecogest S.r.l.                                          Italy
       Edwards & Jones GmbH                                    Germany
       Edwards & Jones Inc.                                    Delaware
       Edwards & Jones, Ltd.                                   UK
       Edwards and Jones Pension Trustees Limited              UK
       Envirex Inc.                                            Delaware
       Envirex and General Filter (Europe) Limited             UK
       Eurofiltec Deutschland GmbH                             Germany
       Europeenne de Grenaillage S.A.                          France
       FPD S.r.l.                                              Italy
       FW Ranchlands, L.P.                                     Texas
       Fife Industrial Pipe Company                            Florida
       Filtration Seco Inc.                                    Canada
       Fletcher Filtration Limited                             UK
       Florida Springs Distributors, Inc.                      Florida
       Gawa Gesellschaft fur Automatische Wasseraufbereitung
        MbH                                                    Germany
       Gene McVety, Inc.                                       Arizona
       General Filter Company                                  Delaware
       Geopure Systems & Services, Inc.                        Florida
       Giesseci S.r.l.                                         Italy
       Grupo de Tratamiento de Aguas Davis, S.A. de C.V.       Mexico
       HPD/Evatherm A.G.                                       Switzerland
       HTI Vehicle Acquisition Corp.                           Texas
       Heinrick Schlick GmbH                                   Germany
       Hi-Tech Tool Rental, Inc.                               California
       Hunter Screen Management Pty Limited                    Australia
       Hunter Screen Products Pty Limited                      Australia
       IP Holding Company                                      Delaware
       Idrofoglia International S.p.A.                         Italy
       Illinois Water Treatment, Inc.                          Delaware
       Interpure L.L.C.                                        Delaware
       Ionpure Aktiebolag                                      Sweden
       Ionpure Foreign Sales Corporation                       Virgin Islands
       Ionpure L.L.C.                                          Delaware
       Ionpure Technologies (Ireland) Limited                  Ireland
       Ionpure Technologies A.B.                               Sweden
       Ionpure Technologies Limited                            UK
       Ionpure Technologies Oy                                 Finland
       Ionpure Technologies S.A.                               Spain
       Johnson Filtration Systems (Australia) Pty              Australia
       Ltd Johnson Filtration Systems (France) S.A.            France
       Johnson Filtration Systems (India) Limited              India
       Johnson Filtration Systems (Japan) Ltd.                 Japan
       Johnson Filtration Systems Limited                      Ireland
       K.M.I. Micro Electronics, Ltd                           Israel
       KSI Mechanical SDN BHD                                  Malaysia

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
                                                           STATE (COUNTRY)
                              NAME                         OF INCORPORATION
                              ----                         ----------------
       KSI Mexico, S.A. de C.V.                              Mexico
       KSI West Coast Mfg., Inc.                             California
       Kinetic Systems Caribe, Inc.                          Delaware
       Kinetic Systems France SARL                           France
       Kinetic Systems International, Inc.                   California
       Kinetic Systems Italy S.r.l.                          Italy
       Kinetic Systems Netherlands B.V.                      Netherlands
       Kinetic Systems Singapore Pte. Ltd                    Singapore
       Kinetic Systems de Mexico, S.A. de C.V.               Mexico
       Kinetic Systems, Inc.                                 California
       Kinetics Brazil Ltd                                   Brazil
       Kinetics Ireland Limited                              Ireland
       Kinetics Management Group, Inc.                       California
       Kinetics Mechanical Service, Inc.                     California
       Kinetics Mechanical, Inc.                             California
       Kinetics Nexus LLC, A California Limited Liability
        Company                                              California
       Kinetics Process Piping S.A.                          Switzerland
       Kinetics Products, Inc.                               California
       Lazers H2O, Inc.                                      Minnesota
       Lindsay Soft Water of Northern Iowa, Inc.             Iowa
       London, London & Klugherz, Inc.                       California
       Lone Star Water, Inc.                                 Texas
       Mass Ionpure de Mexico S.A. de C.V.                   Mexico
       Memcor Ltd                                            UK
       Memtec (UK) Limited                                   UK
       Memtec BV                                             Netherlands
       Memtec China Pty Ltd                                  Australia
       Memtec Europe Limited                                 UK
       Memtec Filtertechnik GmbH                             Germany
       Memtec Finance Inc                                    Delaware
       Memtec France SA                                      France
       Memtec GmbH                                           Germany
       Memtec Japan Limited                                  Japan
       Memtec Limited                                        Australia
       Memtec Research Pty Limited                           Australia
       Meter Box Equipment Corporation                       Washington
       MicroKinetics, Inc.                                   California
       Miller Rossmark Ltd.                                  UK
       Nelco Porta-Blast Corp.                               Oklahoma
       Neptune Nichols Limited                               UK
       Niagara Screen Products Limited                       Canada
       North West Water Holding GmbH                         Germany
       Northedge Limited                                     UK
       Northwest Continental Systems, Inc.                   Washington
       OT GmbH                                               Germany
       Oberflachen-Luft-und Tfocknungstechmik GmbH           Germany
       P.V. Pacific (Malaysia) Sdn. Bhd.                     Malaysia
       P.V. Pacific Private Ltd.                             Singapore
       Pacific Water Works Supply Co., Inc.                  Washington

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
                                                          STATE (COUNTRY)
                             NAME                         OF INCORPORATION
                             ----                         ----------------
       Paice Nanco, Inc.                                   Nevada
       Palm Water Acquisition Corp.                        Delaware
       Panborn Europe SpA                                  Italy
       Permtek Ltd.                                        Hong Kong
       Permutit (Egypt) Limited                            Egypt
       Permutit Company Pty Limited, The                   Australia
       Permutit New Zealand Limited                        New Zealand
       Perrier Equipment S.A.                              France
       Polymetrics Inc. of Delaware                        Delaware
       Polymetrics, Inc.                                   California
       Polyteknika Engineering S.r.l.                      Italy
       Posey Pure Corporation                              Texas
       Presian Pty Limited                                 Australia
       ProComp, Inc.                                       Delaware
       Processos y Systemas de Separacion S.A.             Spain
       Puro Water Group, Inc.                              Delaware
       Quality Assurance Management Ireland Ltd            Ireland
       Quality Assurance Management, Inc.                  California
       R.B.S. Pension Trustees Limited                     UK
       R.F. Schneider Pipe and Supply Company              Pennsylvania
       RJ Environmental, Inc.                              California
       RWB Beheer B.V.                                     Netherlands
       RWB Belgium N.V./S.A.                               Belgium
       Recon Verfahrenstechnik GmbH                        Germany
       Ropes Corporation                                   Indiana
       Rossmark-van Wijk & Boerma Water Behandeling B.V.   Netherlands
       S.B. Technologies SARL F.G.P. Chaudronnerie         France
       SARL FGP                                            France
       SARL Traitement des eaux standard                   France
       SMAR S.p.A.                                         Italy
       Sabino Water Treatment, Inc.                        Illinois
       San Marco Bioenergie S.r.l.                         Italy
       Sanilo, S.A.                                        France
       Sanitech                                            Ireland
       Sation S.L.                                         Spain
       Schlick Engineering Conin Sp.Z.oo                   Poland
       Schlick France Sarl                                 France
       Schlick Polonia Sp.Z.oo                             Poland
       Schlick-OLT, Prahs Spol.Sr.O.                       Czech Republic
       Schlick-Roto-Jet Maschinenbau GmbH                  Germany
       Schmidt Manufacturing, Inc.                         Texas
       Sda Scarl                                           Italy
       Seitz Filtration (GB) Limited                       UK
       Seitz Iberica SA (Spain)                            Spain
       Seitz-Filter-Werke GmbH                             Germany
       Seral Erich Alhuaser GmbH & Co. KG                  Germany
       Servicios Filtermex, S.A. de C.V.                   Mexico
       Sidener Supply Company                              Missouri
       Silver Springs Water Co., Inc.                      Nevada

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
                                                              STATE (COUNTRY)
                               NAME                           OF INCORPORATION
                               ----                           ----------------
       Societe HPD S.A.                                        France
       Societe des Ceramiques Techniques                       France
       Spencer & Halstead Ltd.                                 UK
       St. George's Engineers Limited                          UK
       Stammhaus Beteiligungs GmbH & Co KG                     Germany
       Stranco Australia Pty Limited                           Australia
       Stranco Credit Corp.                                    Illinois
       Stranco Foreign Sales Corporation                       Virgin Islands
       Stranco Ltd                                             UK
       Stranco, Inc.                                           Delaware
       Submicron Products, Inc.                                California
       Surface Finishing Company                               Kansas
       Technipure, Inc.                                        New Mexico
       The International Water and Wastewater Treatment Co.
        Limited                                                Egypt
       The Kinetics Group, Inc.                                Delaware
       Thomas Willett & Co Limited                             UK
       Tilghman (1988) Ltd                                     UK
       Tilghman (Broadheath) Ltd                               UK
       Tilghman (Engineers) Limited                            UK
       Tilghman Wheelabrator Limited                           UK
       Tilghman Wheelabrator Ltd and Michael Charles Edward
        Stuart                                                 UK
       Tilghman Wheelabrator Special Products Ltd.             UK
       Transwater NWWPEL Sdn Bhd                               Malaysia
       Tratax S.L.                                             Spain
       Trident Separation Technologies, Inc.                   Texas
       Trinity Coast Sales Incorporated                        Texas
       Trupar, Incorporated                                    Ohio
       Tyzack Maschinenmesser GmbH                             Germany
       U.S. Filter (Australia)Pty Ltd                          Australia
       U.S. Filter (Hong Kong) Limited                         Hong Kong
       U.S. Filter (Malaysia) Sdn Bhd                          Singapore
       U.S. Filter (Philippines), Inc.                         Philippines
       U.S. Filter (Taiwan) Corporation                        Taiwan
       U.S. Filter Argentina S.A.                              Argentina
       U.S. Filter Asia Pacific Pte. Ltd.                      Singapore
       U.S. Filter Asia Pte. Ltd.                              Singapore
       U.S. Filter Capital Corporation                         Delaware
       U.S. Filter Chile Limitada (Limited Liability Company
       U.S. Filter Consumer Products, Inc.                     Delaware
       U.S. Filter Control Systems, Inc.                       Delaware
       U.S. Filter Cuernavaca S.A. de C.V.                     Mexico
       U.S. Filter Distribution Acquisition Corporation        Delaware
       U.S. Filter Distribution Group, Inc.                    Georgia
       U.S. Filter Do Brasil Ltda                              Brazil
       U.S. Filter Farms GP, Inc.                              Delaware
       U.S. Filter Farms LP, Inc.                              Delaware
       U.S. Filter Finance, BV                                 Netherlands
       U.S. Filter Gestion Integral del Agua, S.A. de C.V.     Mexico
       U.S. Filter Latin America, Inc.                         Delaware

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
                                                              STATE (COUNTRY)
                               NAME                           OF INCORPORATION
                               ----                           ----------------
       U.S. Filter Operating Services of Wilmington, Inc.      Delaware
       U.S. Filter Operating Services, Inc.                    Delaware
       U.S. Filter Recovery Services (California), Inc.        Delaware
       U.S. Filter Recovery Services (Mid-Atlantic), Inc.      Delaware
       U.S. Filter Recovery Services (Southwest), Inc.         Delaware
       U.S. Filter Recovery Services, Inc.                     Delaware
       U.S. Filter Servicios S.A.                              Argentina
       U.S. Filter Servicos Ltda                               Brazil
       U.S. Filter Sistemas de Colombia                        Colombia
       U.S. Filter Sistemas de Venezuela, S.A.                 Venezuela
       U.S. Filter Surface Preparation Group, Inc.             Delaware
       U.S. Filter Transportation Company                      Delaware
       U.S. Filter Tratamento e Recuperacao de Residous Ltda   Brazil
       U.S. Filter Wastewater Group, Inc.                      Delaware
       U.S. Filter Water Technologies (Shanghai) Co., Ltd      China
       U.S. Filter de Mexico, S.A. de C.V.                     Mexico
       U.S. Filter/Acumem, Inc.                                Delaware
       U.S. Filter/Asdor Limited                               Canada
       U.S. Filter/BCP Acquisition Corporation                 Delaware
       U.S. Filter/BZ Acquisition Corporation                  Delaware
       U.S. Filter/Canada, Inc.                                Canada
       U.S. Filter/Castalloy, Inc.                             Delaware
       U.S. Filter/EOS of Ohio, Inc.                           Delaware
       U.S. Filter/EOS of Wilmington L.L.C                     Delaware
       U.S. Filter/Ionpure Inc.                                Massachusetts
       U.S. Filter/JWI, Inc.                                   Michigan
       U.S. Filter/MPF Engineered Filter Products (Canada)
        Inc.                                                   Canada
       U.S. Filter/Marlboro, Inc.                              New Jersey
       U.S. Filter/PETWA Ltd.                                  Canada
       U.S. Filter/PolyOzone, Inc.                             Colorado
       U.S. Filter/Puerto Rico, Inc.                           Delaware
       U.S. Filter/TWC Acquisition Corporation                 Delaware
       U.S. Filter/USW, Inc.                                   Delaware
       U.S. Filter/VL Rampe, Inc.                              Michigan
       U.S. Filter/Wallace & Tiernan, Inc.                     Delaware
       U.S. Filter/Wheelabrator (Canada) Inc.                  Canada
       U.S. Filter/Whittier, Inc.                              Delaware
       U.S. Filter/Zimpro, Inc.                                Delaware
       USF (Switzerland) Ltd.                                  Switzerland
       USF Acquisition Limited                                 UK
       USF Aquaflow OY                                         Finland
       USF Benelux BV                                          Netherlands
       USF Canada Inc.                                         Canada
       USF Deutschland GmbH Prozeb-und
        Abwasseraufbereitungssysteme                           Germany
       USF Euroholding S.A.                                    Spain
       USF Euroholding S.A. (Sociedad Unipersonal)             Spain
       USF Europe, A.E.I.E.                                    Spain
       USF Filtration and Separations Group, Inc.              Delaware

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
                                                         STATE (COUNTRY)
                             NAME                        OF INCORPORATION
                             ----                        ----------------
       USF Finance B.V.                                    Netherlands
       USF France S.A.                                     France
       USF Gutling GmbH                                    Germany
       USF Home Waterbehandeling BV                        Netherlands
       USF Houseman B.V.                                   Netherlands
       USF Johnson and Mohammed Ali Barwani LLC            Oman
       USF Limited                                         UK
       USF Oberflachentechnik Beteiligungs GmbH            Germany
       USF Ponzini Acque S.r.l.                            Italy
       USF Real Estate B.V.                                Netherlands
       USF Smogless S.p.a.                                 Italy
       USF Spain S.A.                                      Spain
       USF Sverige                                         Sweden
       USF Two, Inc.                                       Delaware
       USF WaterGroup, Inc.                                Canada
       USF/DLW Acquisition Corporation                     Delaware
       USFC Acquisition Inc.                               Delaware
       Vacu-Blast International Limited                    UK
       Vessel Aircomp Srl                                  Italy
       Vessel Srl                                          Italy
       WMW Industries, Inc.                                Texas
       Wallace & Tiernan Canada, Inc.                      Canada
       Wallace & Tiernan GmbH                              Germany
       Wallace & Tiernan Ltd.                              UK
       Wallace & Tiernan Pacific Pty Ltd.                  Australia
       Wallace & Tiernan SARL                              France
       Water Systems, Inc.                                 Nebraska
       WaterGroup Inc.                                     Nebraska
       West Coast Holdings, Inc.                           California
       Westates Carbon-Arizona, Inc.                       Arizona
       Western Farms. L.P.                                 California
       Weylin Pty Limited                                  Australia
       Wheelabrator Asia-Pacific (Pte) Ltd.                Singapore
       Wheelabrator Clean Air Systems, Inc.                Delaware
       Wheelabrator Engineered Systems (Poland) Spoka z
        organiczona odpowiedzialnoscia                     Poland
       Wheelabrator Mexicana, S.A. de C.V.                 Mexico
       Wheelabrator Servicios Ambientales, S.A. de C.V.    Mexico
       Wheelabrator Sisson Lehman S.A.                     France
       Wheelabrator Technologies (UK) Limited              UK
       Wheelabrator Water Technologies (M) Sdn Bhd         Malaysia
       Wheelabrator Water Technologies (T) Co. Ltd.        Taiwan
       Wheelabrator Water Technologies International
        Holdings, Inc.                                     Delaware
       Wheelabrator-Berger (Maschinenfabriken) GmbH        Germany
       Wheelabrator-Berger Stiftung GmbH                   Germany